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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 12, 1998.
                                                ----------------

                            NEW ERA OF NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   000-22043               84-1234845
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


7400 East Orchard Rd., Suite 230, Englewood, CO                 80111
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   (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code (303) 694-3933
                                                         -----------------

                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 2. ACQUISITIONS OR DISPOSITION OF ASSETS

           On June 12, 1998, New Era of Networks, Inc., a Delaware corporation (the "Company"), acquired all the outstanding capital stock of MSB Consultants Limited, a corporation organized under the laws of the United Kingdom ("MSB"), by means of a Share Purchase Agreement (the "Purchase Agreement") by and among MSB, the shareholders of MSB, and the Company. The aggregate consideration paid by the Company was $4.8 million, of which $1.2 million was paid in cash and $3.6 million was paid in unregistered shares of common stock of the Company. In addition, unregistered shares having a total value of $3,000,000 may be awarded to shareholders of MSB upon the achievement of certain performance targets. The description contained in this Item 2 of the transactions contemplated by the Purchase Agreement is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 2.

           In connection with the acquisition of all the capital stock of MSB, 10% of the shares of common stock of the Company otherwise issuable to MSB and $120,000 of the cash consideration otherwise payable in connection with the acquisition (the "Escrow Amount") were placed into escrow, to be held as security for any losses incurred by the Company in the event of certain breaches of the warranties contained in the Purchase Agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

           (a)       The Financial Statements of Businesses Acquired.

                     None required.

           (b)       Pro forma financial information.

                     None required.

           (c)       Exhibits.

                     2         Share Purchase Agreement dated June 12, 1998.



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NEW ERA OF NETWORKS, INC.


                             /s/ STEPHEN E. WEBB
                             ------------------------------------------
                             Stephen E. Webb, Senior Vice President and
                             Chief Financial Officer

                             Date: June 26, 1998



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                            NEW ERA OF NETWORKS, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


           Exhibit No.           Description
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           2                     Share Purchase Agreement dated June 12, 1998.



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